UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2006

SVB FINANCIAL GROUP

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 27, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of SVB Financial Group (the “Company”) approved the following forms of agreement for use under the Company’s 2006 Equity Incentive Plan (the “Plan”): (i) Notice of Grant of Stock Options and Award Agreement for Incentive Stock Options, (ii) Notice of Grant of Stock Options and Award Agreement for Nonstatutory Stock Options, (iii) Restricted Stock Unit Agreement for Executive Officers, (iv) Restricted Stock Unit Agreement for Non-executives, and (v) Notice and Grant of Restricted Stock Award and Award Agreement, each for use under the Plan.

(1)           Forms of Notice of Grant of Stock Options and Award Agreement.

General Terms. The forms of Notice of Grant of Stock Options and Award Agreement provide for the grant of a right to purchase a number of shares of Company common stock subject to a vesting schedule. The participant must pay a purchase price per share equal to no less than 100% of the fair market value of Company common stock on the date of grant, payable either by cash, already-owned shares, a formal cashless exercise program or some combination thereof. The participant must make satisfactory arrangements to cover applicable tax withholdings.

Vesting. Shares subject to a stock option vest as determined by the Plan administrator and generally require the participant to continue as a service provider through the relevant vesting date.

Stockholder Rights. A stock option recipient generally will not have any of the rights of a Company stockholder until shares of Company common stock are issued on the exercise of the stock option.

The description of the forms of Notice of Grant of Stock Options and Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notice of Grant of Stock Option and Award Agreement for Incentive Stock Options attached hereto as Exhibit 99.1 and incorporated herein by reference, and the form of Notice of Grant of Stock Option and Award Agreement for Nonstatutory Stock Options attached hereto as Exhibit 99.2 and incorporated herein by reference in their entirety.

(2)           Forms of Restricted Stock Unit Agreement.

General Terms. The terms of the forms of Restricted Stock Unit Agreement provide for the grant of a number of restricted stock units, which will be paid out in shares of Company common stock once the applicable vesting criteria have been met. No shares will be issued unless and until the participant has made satisfactory arrangements to cover applicable tax withholdings.

Vesting. Shares of restricted stock units vest as determined by the Plan administrator, subject to the Plan’s minimum vesting requirements, and generally require the participant to continue as a service provider through the relevant vesting date. Restricted stock units that have not vested upon the participant’s termination of service with the Company for any or no reason will be forfeited at no cost to the Company.

Stockholder Rights. A restricted stock unit recipient generally will not have any of the rights or privileges of a Company stockholder until shares of Company common stock are issued in respect of the restricted stock unit in accordance with vesting criteria.

The description of the forms of Restricted Stock Unit Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Agreement for Executive Officers attached hereto as Exhibit 99.3 and incorporated herein by reference in its entirety, and the form of Restricted Stock Unit Agreement for Non-executives attached hereto as Exhibit 99.4 and incorporated herein by reference in its entirety.

(3)           Form of Restricted Stock Agreement.

General Terms and Vesting. The Notice of Grant of Restricted Stock and Award Agreement provides for the grant of a number of shares of common stock subject to a Company forfeiture right. Shares of restricted stock will be held in escrow and the forfeiture restriction will not lapse until vesting. Shares of restricted stock vest as determined by the Plan administrator, subject to the Plan’s minimum vesting requirements, and generally require the participant to continue as a service provider through the relevant vesting date. Shares that have not vested upon the participation’s termination of service with the Company for any or no reason will be forfeited and automatically transferred to and reacquired by the Company. No shares of restricted stock will be released from escrow unless and until the participant has made satisfactory arrangements to cover applicable tax withholdings.

Stockholder Rights. A restricted stock award recipient generally will have the rights of a Company stockholder, including voting rights and the right to receive any cash dividends, with respect to the shares before they are released from the forfeiture restriction. However, in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares, any new or additional or different shares, cash or securities issued to the participant in connection with the participant’s restricted stock will be subject to all of the conditions and restrictions applicable to the unvested restricted stock.

The description of the form of Notice and Grant of Restricted Stock Award and Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notice and Grant of Restricted Stock Award and Award Agreement attached hereto as Exhibit 99.5 and incorporated herein by reference in its entirety.

(4)           Stock Option, Restricted Stock and Restricted Stock Unit Awards.

Effective as of June 2, 2006, the Committee granted stock options, restricted stock units and shares of restricted stock to directors and executive officers of the Company pursuant to the Plan as follows:

Name	Title	Number of Shares Underlying Option Grants	Number of Shares Underlying Restricted Stock and Restricted Stock Unit Grants

Alex W. Hart	Chairman of the Board of Directors and Director		4,000 shares

Eric Benhamou	Director		2,000 shares

David Clapper	Director		2,000 shares

Roger Dunbar	Director		2,000 shares

Joel Friedman	Director		2,000 shares

Felda Hardymon	Director		2,000 shares

C. Richard Kramlich	Director		2,000 shares

James Porter	Director		2,000 shares

Michaela Rodeno	Director		2,000 shares

Mary Dent	General Counsel and Secretary	20,000	4,000 units

The shares of restricted stock granted to the Company’s directors were granted pursuant to the form of Notice and Grant of Restricted Stock Award and Award Agreement. The shares of restricted stock will vest on April 26, 2007, the end of each director’s respective elected term.

The restricted stock units granted to the Company’s General Counsel were granted pursuant to the form of Restricted Stock Unit Agreement for Executive Officers, and entitle Ms. Dent to receive shares of the Company’s common stock on the date of vesting. The restricted stock units granted to Ms. Dent will vest in one-third increments on each annual anniversary of the effective date of grant.

The stock options granted to Ms. Dent were granted pursuant to the form of Notice of Grant of Stock Options and Award Agreement for Incentive Stock Options (as to 8,248 shares) and the form of Notice of Grant of Stock Options and Award Agreement for Nonstatutory Stock Options (as to 11,752 shares). The stock options have an exercise price of $48.49 per share, which equals the closing price of the Company’s common stock on the Nasdaq National Market on the effective date of grant. The stock options will vest in one-quarter increments annually from the effective grant date.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1                           Form of Notice of Grant of Stock Options and Award Agreement for the 2006 Equity Incentive Plan for Incentive Stock Options

99.2                           Form of Notice of Grant of Stock Options and Award Agreement for the 2006 Equity Incentive Plan for Nonstatutory Stock Options

99.3                           Form of Restricted Stock Unit Agreement for Executive Officers for the 2006 Equity Incentive Plan

99.4                           Form of Restricted Stock Unit Agreement for Non-executives for the 2006 Equity Incentive Plan

99.5                           Form of Notice of Grant of Restricted Stock Award and Award Agreement for the 2006 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2006	SVB FINANCIAL GROUP

	By:	/s/ Mary Dent
	Name:	Mary Dent
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Form of Notice of Grant of Stock Options and Award Agreement for the 2006 Equity Incentive Plan for Incentive Stock Options
99.2	Form of Notice of Grant of Stock Options and Award Agreement for the 2006 Equity Incentive Plan for Nonstatutory Stock Options
99.3	Form of Restricted Stock Unit Agreement for Executive Officers for the 2006 Equity Incentive Plan
99.4	Form of Restricted Stock Unit Agreement for Non-executives for the 2006 Equity Incentive Plan
99.5	Form of Notice of Grant of Restricted Stock Award and Award Agreement for the 2006 Equity Incentive Plan